SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): June 27, 2006

                         Commission file number 0-14061

                             STEEL TECHNOLOGIES INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Kentucky                                     61-0712014
            --------                                     ----------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                   Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
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               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities
         Act(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act    (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act    (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 27, 2006, Steel Technologies Inc. issued a press release announcing it has named Roger D. Shannon as its new Chief Financial Officer and Treasurer. Mr. Shannon, age 41, will join Steel Technologies on July 24, 2006. A copy of the press release is attached hereto as Exhibit 99.


Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.       Description of Exhibit

    99 Press release issued by Steel Technologies on June 27, 2006, regarding its new Chief Financial Officer and Treasurer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
    (Registrant)




By   /s/ Bradford T. Ray
     ---------------------
     Bradford T. Ray
     Chief Executive Officer


Dated:  June 27, 2006

                                   EXHIBIT 99

                                  NEWS RELEASE


Contact: Bradford T. Ray
         Chief Executive Officer
         502/245-2110


       STEEL TECHNOLOGIES NAMES NEW CHIEF FINANCIAL OFFICER and Treasurer

LOUISVILLE, Ky. (June 27 2006)   Steel Technologies Inc. (NASDAQ/NM: STTX) today
announced that the Company has named Roger D. Shannon as its new Chief Financial Officer and Treasurer. Shannon will join Steel Technologies on July 24, 2006.

     Shannon previously was employed with Brown-Forman Corporation for the past nine years, most recently as Assistant Treasurer and Assistant Vice President. He began his career with KPMG Peat Marwick and, prior to joining Brown-Forman, held various financial positions with Vulcan Materials, Lexmark International, and later Brown and Williamson Tobacco Corporation, where he was Senior Investment Analyst.

     Shannon holds a Masters degree in Business Administration from the Terry Graduate School of Business at the University of Georgia and a Bachelors degree in Accounting from Auburn University. He is a Certified Public Accountant and Chartered Financial Analyst.

     Bradford T. Ray, Chairman and Chief Executive Officer of Steel Technologies, said, "Roger Shannon brings a vast amount of skill and knowledge to our company, having worked in the areas of treasury and capital markets, information technology, mergers and acquisitions, and finance and accounting. We are excited about the opportunity to work with him as a member of our senior management team at Steel Technologies."

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, construction, hardware, and consumer goods. The Company now has 23 facilities, including its joint venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.

                                      -END-